Exhibit 10.6

FIRST AMENDING AGREEMENT

THIS AGREEMENT is made as of August 1, 2012

BETWEEN:

ENBRIDGE INC., a corporation subsisting under the laws of Canada (hereinafter referred to as the “Borrower”),

OF THE FIRST PART,

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THE FINANCIAL INSTITUTIONS AND OTHER PERSONS SET FORTH ON THE SIGNATURE PAGES HERETO, and such other persons as become parties hereto as lenders (hereinafter sometimes collectively referred to as the “Lenders” and sometimes individually referred to as a “Lender”),

OF THE SECOND PART,

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THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE THIRD PART.

WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“First Amending Agreement” means this first amending agreement.

“Credit Agreement” means the credit agreement made as of August 3, 2011 between the Borrower, the Lenders and the Agent.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 The division of this First Amending Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this First Amending Agreement. The terms “this First Amending Agreement”, “hereof”, “hereunder” and similar expressions refer to this First Amending Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 This First Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

2.	Amendments and Supplements

2.1 Extension of Maturity Date. The reference to “August 3, 2016” in the definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced with “August 3, 2017”. The parties hereto confirm and agree that the Maturity Date is hereby extended to August 3, 2017.

2.2 Reduction in Pricing. The chart contained in the definition of “Applicable Pricing Rate” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Level	Debt Ratings S&P/DBRS	Margin on Canadian Prime Rate Loans and U.S. Base Rate Loans	Margin on Libor Loans, Acceptance Fees for Bankers’ Acceptances	Standby Fee on Credit Facility
1	AA-/AA(low) or higher	0.00% per annum	0.875% per annum	0.175% per annum
2	A-, A or A+/ A(low), A or A (high)	0.00% per annum	1.00% per annum	0.200% per annum
3	BBB+/BBB(high)	0.25% per annum	1.25% per annum	0.250% per annum
4	BBB/BBB	0.50% per annum	1.50% per annum	0.300% per annum
5	BBB-/BBB(low) or lower or if no rating	0.75% per annum	1.75% per annum	0.350% per annum

3.	Fees

3.1 Amendment and Extension Fee. The Borrower hereby agrees to pay to the Agent, for each Lender, a fee in Canadian Dollars in the amount previously offered by the Borrower to the Lenders in respect hereof.

4.	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation or creation and has all the requisite corporate capacity, power and authority to carry on its business as presently conducted and to own its property; and

(ii)	It has the requisite corporate capacity, power and authority to execute and deliver this First Amending Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this First Amending Agreement, and this First Amending Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

The representations and warranties set out in this First Amending Agreement shall survive the execution and delivery of this First Amending Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agent, the Lenders or Lenders’ Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

5.	Condition Precedent

The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, the satisfaction of the following conditions precedent: the Borrower shall have paid to the Agent, for the account of the Lenders, the fees contemplated by Section 3 hereof. The foregoing condition precedent is inserted for the sole benefit of the Lenders and the Agent and may be waived in writing by the Lenders, in whole or in part (with or without terms and conditions).

6.	Confirmation of Credit Agreement and other Documents

The Credit Agreement and the other Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this First Amending Agreement, shall be and continue to be in full force and effect and the Credit Agreement, as amended and supplemented by this First Amending Agreement, and each of the other Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon satisfaction of the condition precedent set forth in Section 5 hereof.

7.	Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this First Amending Agreement.

8.	Counterparts

This First Amending Agreement may be executed in any number of counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this First Amending Agreement to produce or account for more than one such counterpart

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IN WITNESS WHEREOF the parties hereto have executed this First Amending Agreement as of the date first above written.

ENBRIDGE INC.

By:	/s/ Colin K. Gruending
	Name:	Colin K. Gruending
	Title:	Vice-President, Treasury & Tax

By:	/s/ Alison T. Love
	Name:	Alison T. Love
	Title:	Vice President & Corporate Secretary

LENDERS:

THE TORONTO-DOMINION BANK

By:	/s/ Greg Hickaway
	Name:	Greg Hickaway
	Title:	Managing Director

By:	/s/ Glen Cameron
	Name:	Glen Cameron
	Title:	Vice President & Director

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Randy Geislinger
	Name:	Randy Geislinger
	Title:	Executive Director

By:	/s/ Joelle Chatwin
	Name:	Joelle Chatwin
	Title:	Executive Director

EI 5 year Credit Facility - First Amending Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Richard Lee
Name: Richard Lee
Title: Managing Director & IH

By:	/s/ Beau Filkowski
Name: Beau Filkowski
Title: Associate

ROYAL BANK OF CANADA

By:	/s/ Sonia G. Tibbatts
Name:Sonia G. Tibbatts
Title: Authorized Signatory

By:
Name:
Title:

HSBC BANK CANADA

By:	/s/ Vivek Varma
Name: Vivek Varma
Title: Director

By:	/s/ Fabrizio Carrano
Name: Fabrizio Carrano
Title: Vice President

BANK OF MONTREAL

By:	/s/ Robert Heinrichs
Name: Robert Heinrichs
Title: Managing Director

By:	/s/ Louis-Francois Laberge
Name: Louis-Francois Laberge
Title: Associate

EI 5 year Credit Facility - First Amending Agreement

UBS AG CANADA BRANCH

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Attorney-in-Fact

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Attorney-in-Fact

DNB NOR BANK ASA

By:	/s/ Cathleen Buckley
Name: Cathleen Buckley
Title: Senior Vice President

By:	/s/ Andrea Ozbolt
Name: Andrea Ozbolt
Title: Vice President

DEUTSCHE BANK AG, CANADA BRANCH

By:	/s/ Paul Jurist
Name: Paul Jurist
Title: Managing Director & Chief Country Officer

By:	/s/ Marcellus Leung
Name: Marcellus Leung
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH

By:	/s/ Juan Javellana
Name: Juan Javellana
Title: Executive Director

By:
Name:
Title:

EI 5 year Credit Facility - First Amending Agreement

NATIONAL BANK OF CANADA

By:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

SOCIÉTÉ-GÉNÉRALE (CANADA BRANCH)

By:	/s/ Michel Hurtubise
Name: Michel Hurtubise
Title: Managing Director

By:	/s/ Adam Smith
Name: Adam Smith
Title: Vice President

BNP PARIBAS (CANADA)

By:	/s/ Evan Ivanov
Name: Evan Ivanov
Title: Director

By:	/s/ Allan Fordyce
Name: Allan Fordyce
Title: Managing Director

BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ JAMES K.G. CAMPBELL
Name: JAMES K.G. CAMPBELL
Title: DIRECTOR

By:
Name:
Title:

EI 5 year Credit Facility - First Amending Agreement

CITIBANK N.A., CANADIAN BRANCH

By:	/s/ GORDON DEKUYPER
Name: GORDON DEKUYPER
Title: Managing Director

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH

By:	/s/ Shehan J. De Silva
Name: Shehan J. De Silva
Title: Vice President

By:	/s/ David R. Wingfelder
Name: David R. Wingfelder
Title: Managing Director

BANK OF TOYKO - MITSUBUSHI UFJ (CANADA)

By:	/s/ Davis J. Stewart
Name: Davis J. Stewart
Title: Executive Vice President and General Manager

By:
Name:
Title:

MIZUHO COPORATE BANK, LTD.

By:	/s/ ROB MacKINNON
Name: ROB MacKINNON
Title:Senior Vice President Canada Branch

By:
Name:
Title:

EI 5 year Credit Facility - First Amending Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

By:
Name:
Title:

AGENT:

THE TORONTO-DOMINION BANK, in its capacity as Agent

By:	/s/ Feroz Haq
Name: Feroz Haq
Title: Vice President, Loan Synidcations - Agency

By:
Name:
Title:

EI 5 year Credit Facility - First Amending Agreement